Land use rights, net	12 Months Ended
Dec. 31, 2020
Land use rights, net
Land use rights, net
7.	Land use rights, net

	As of December 31,
	2019	2020
	RMB	RMB
Land use rights	5,868,774	6,511,497
Less: accumulated amortization	(272,658)	(393,697)
Less: impairment	(55,008)	(55,008)

Land use rights, net	5,541,108	6,062,792

The expiry dates of the land use rights range from the years 2064 to 2069.
Amortization expenses charged were RMB71,601, RMB 104,381 and RMB132,657 for the years ended December 31, 2018, 2019 and 2020, respectively. The Group expects to record amortization expense of RMB135,195 for each of the year ending December 31, 2021, 2022, 2023, 2024 and 2025.
An impairment loss of RMB55 million was recorded in general and administrative expenses on the consolidated statements of income and comprehensive income for the year ended December 31, 2019 relating to the transit warehouses impairment discussed in Note 6. There is no impairment on land use rights recorded for the year ended December 31, 2020.